                                                                               .
                                                                               .
                                                                               .
                                                                    EXHIBIT 20.1

                            MONTHLY SERVICING REPORT
                  CAPITAL AUTO RECEIVABLES ASSET TRUST 2003-1
                                 FEBRUARY 2003


----------------------------------------------------------------------------------------------
ORIGINAL INPUTS
----------------------------------------------------------------------------------------------
Total Pool Balance                                                        $   3,300,048,387.48


Class A-1a Notes Balance                                                  $     390,000,000.00
Class A-1a Notes Rate                                                                    1.850%

Class A-1b Notes Balance                                                  $     786,000,000.00
Class A-1b Notes Rate                                                      One Month LIBOR+.05%

Class A-2a Notes Balance                                                  $     242,000,000.00
Class A-2a Notes Rate                                                                    2.270%

Class A-2b Notes Balance                                                  $     350,000,000.00
Class A-2b Notes Rate                                                      One Month LIBOR+.06%

Class A-3a Notes Balance                                                  $     400,000,000.00
Class A-3a Notes Rate                                                                    2.750%

Class A-3b Notes Balance                                                  $     528,000,000.00
Class A-3b Notes Rate                                                      One Month LIBOR+.09%

Class A-4a Notes Balance                                                  $     172,600,000.00
Class A-4a Notes Rate                                                                    3.100%

Class A-4b Notes Balance                                                  $     150,000,000.00
Class A-4b Notes Rate                                                      One Month LIBOR+.12%

Class B Certificates Balance                                              $      93,444,888.51
Class B Certificates Rate                                                  One Month LIBOR+.47%

Reserve Account Deposit                                                   $      46,680,673.33


----------------------------------------------------------------------------------------------
PART I.  COLLECTIONS
----------------------------------------------------------------------------------------------

Receipts During the Period                                                $     110,050,883.51
Principal on Repurchased Contracts                                               15,472,603.01
Schedule and Simple Interest Payments Advanced                                       70,812.30
Schedule Principal Advanced                                                         346,987.86
                                                                          --------------------
Total Collections For the Period                                          $     125,941,286.68
                                                                          ====================

Beginning Pool Aggregate Principal Balance                                $   3,303,158,775.82
Ending Pool Aggregate Principal Balance                                   $   3,304,543,873.37

Beginning Aggregate Discounted Principal Balance                          $   3,112,044,888.51
Ending Aggregate Discounted Principal Balance                             $   3,112,044,888.51


----------------------------------------------------------------------------------------------
PART II.  DISTRIBUTIONS TO NOTEHOLDERS AND CERTIFICATEHOLDERS
----------------------------------------------------------------------------------------------

Total Collections                                                         $     125,941,286.68
Plus: Reserve Account Draw                                                                   -
Plus: Net Amount Due From Swap Counterparty                                                  -
Less: Total Servicing Fee                                                         5,505,264.63
Less: Net Amount Due to Swap Counterparty                                         1,479,390.71
Less: Monthly Interest Due to Noteholders & Certificateholders                    4,464,081.55
Less: Reinvestment in New Receivables - Purchase Price                          106,016,451.91
Less: Principal Due to Noteholders                                                           -
Less: Principal Due to Certificateholders                                                    -
Less: Reserve Account Deposit                                                           172.51
Less: Accumulation Account Deposit                                                  103,491.89
                                                                          --------------------
Equals Reserve Fund Excess to be released to CARI                         $       8,372,433.49
                                                                          ====================

                            MONTHLY SERVICING REPORT
                  CAPITAL AUTO RECEIVABLES ASSET TRUST 2003-1
                                 FEBRUARY 2003


                                                                                                 -----------------------
                                                                                                      PER $1000 OF
                                                                                                    ORIGINAL PRINCIPAL
Class A-1a Notes Distributable Amount                                                            -----------------------
Monthly Interest                                                             $      601,250.00                1.541667
Monthly Principal                                                                            -                       -
                                                                             -----------------
Distributable Amount                                                         $      601,250.00
                                                                             =================

Class A-1b Notes Distributable Amount
Monthly Interest                                                             $      818,668.13                1.041563
Monthly Principal                                                                            -                       -
                                                                             -----------------
Distributable Amount                                                         $      818,668.13
                                                                             =================

Class A-2a Notes Distributable Amount
Monthly Interest                                                             $      457,783.33                1.891667
Monthly Principal                                                                            -                       -
                                                                             -----------------
Distributable Amount                                                         $      457,783.33
                                                                             =================

Class A-2b Notes Distributable Amount
Monthly Interest                                                             $      367,171.88                1.049063
Monthly Principal                                                                            -                       -
                                                                             -----------------
Distributable Amount                                                         $      367,171.88
                                                                             =================

Class A-3a Notes Distributable Amount
Monthly Interest                                                             $      916,666.67                2.291667
Monthly Principal                                                                            -                       -
                                                                             -----------------
Distributable Amount                                                         $      916,666.67
                                                                             =================

Class A-3b Notes Distributable Amount
Monthly Interest                                                             $      565,785.00                1.071563
Monthly Principal                                                                            -                       -
                                                                             -----------------
Distributable Amount                                                         $      565,785.00
                                                                             =================

Class A-4a Notes Distributable Amount
Monthly Interest                                                             $      445,883.33                2.583333
Monthly Principal                                                                            -                       -
                                                                             -----------------
Distributable Amount                                                         $      445,883.33
                                                                             =================

Class A-4b Notes Distributable Amount
Monthly Interest                                                             $      164,109.38                1.094063
Monthly Principal                                                                            -                       -
                                                                             -----------------
Distributable Amount                                                         $      164,109.38
                                                                             =================

Class B Certificates Distributable Amount
Monthly Interest                                                             $      126,763.83                1.356562
Monthly Principal                                                                            -                       -
                                                                             -----------------
Distributable Amount                                                         $      126,763.83
                                                                             =================

Total Servicing Fee                                                          $    5,505,264.63                1.668238
                                                                                                   -------------------

----------------------------------------------------------------------------------------------------------------------
PART III.  REINVESTMENT IN NEW RECEIVABLES
----------------------------------------------------------------------------------------------------------------------


Principal Distributable Amount                                               $  105,914,385.73
Plus:  Accumulation Amount                                                          205,558.07
                                                                             -----------------
Equals:  Reinvestment Amount                                                 $  106,119,943.80
                                                                             =================

Additional Receivables Discounted Principal Balance                          $  106,016,451.91

                                                                             -----------------
Remaining Amount                                                             $      103,491.89
                                                                             =================
(to be deposited in the Accumulation Account)

                            MONTHLY SERVICING REPORT
                  CAPITAL AUTO RECEIVABLES ASSET TRUST 2003-1
                                 FEBRUARY 2003

---------------------------------------------------------------------------------------------------------------------
PART IV.  PAYMENT AHEAD AND ADVANCES
---------------------------------------------------------------------------------------------------------------------

PAYMENT AHEAD SERVICING ACCOUNT
Beginning Payment Ahead Balance                                              $    2,154,459.43
Less:  Payments Applied                                                             678,303.08
Current Period Payments Ahead Received                                              379,251.67
                                                                             -----------------
Ending Payment Ahead Balance                                                 $    1,855,408.02
                                                                             =================

ADVANCE ACCOUNT
Beginning Outstanding Unreimbursed Scheduled Principal and Interest Advances $      424,069.01
Beginning Outstanding Unreimbursed Simple Interest Advances                  $               -
Scheduled Principal and Interest Advances                                           417,800.16
Simple Interest Advances                                                                     -
Reimbursement of Previous Scheduled Principal and Interest Advances                 187,907.72
Reimbursement of Previous Simple Interest Advances                                           -

Ending Outstanding Unreimbursed Scheduled Principal and Interest Advances    $      653,961.45
Ending Outstanding Unreimbursed Simple Interest Advances                     $               -




----------------------------------------------------------------------------------------------------------------------
PART V.  BALANCES & PRINCIPAL FACTORS
----------------------------------------------------------------------------------------------------------------------
                                                                               BEGINNING                  END
                                                                               OF PERIOD               OF PERIOD
                                                                             -----------------     ------------------
Total Pool Balance                                                           $3,303,158,775.82     $ 3,304,543,873.37
   Total Pool Factor                                                                 1.0000000              1.0000000
Class A-1a Notes Balance                                                     $  390,000,000.00       $ 390,000,000.00
   Class A-1a Pool Factor                                                            1.0000000              1.0000000
Class A-1b Notes Balance                                                     $  786,000,000.00       $ 786,000,000.00
   Class A-1b Pool Factor                                                            1.0000000              1.0000000
Class A-2a Notes Balance                                                     $  242,000,000.00       $ 242,000,000.00
   Class A-2a Pool Factor                                                            1.0000000              1.0000000
Class A-2b Notes Balance                                                     $  350,000,000.00       $ 350,000,000.00
   Class A-2b Pool Factor                                                            1.0000000              1.0000000
Class A-3a Notes Balance                                                     $  400,000,000.00       $ 400,000,000.00
   Class A-3a Pool Factor                                                            1.0000000              1.0000000
Class A-3b Notes Balance                                                     $  528,000,000.00       $ 528,000,000.00
   Class A-3b Pool Factor                                                            1.0000000              1.0000000
Class A-4a Notes Balance                                                     $  172,600,000.00       $ 172,600,000.00
   Class A-4a Pool Factor                                                            1.0000000              1.0000000
Class A-4b Notes Balance                                                     $  150,000,000.00       $ 150,000,000.00
   Class A-4b Pool Factor                                                            1.0000000              1.0000000
Class B Certificates Balance                                                 $   93,444,888.51        $ 93,444,888.51
   Class B Pool Factor                                                               1.0000000              1.0000000


                            MONTHLY SERVICING REPORT
                  CAPITAL AUTO RECEIVABLES ASSET TRUST 2003-1
                                 FEBRUARY 2003

----------------------------------------------------------------------------------------------------------------------
PART VI.  RESERVE ACCOUNT
----------------------------------------------------------------------------------------------------------------------
                                                                                                      PER $1000 OF
                                                                                                   ORIGINAL PRINCIPAL
                                                                                                  --------------------

Beginning Reserve Account Balance                                            $   46,681,010.62
Draw for Servicing Fee                                                                       -                       -
Draw for Class A-1 Notes Distributable Amount                                                -                       -
Draw for Class A-2 Notes Distributable Amount                                                -                       -
Draw for Class A-3 Notes Distributable Amount                                                -                       -
Draw for Class A-4 Notes Distributable Amount                                                -                       -
Draw for Class B Certificates Distributable Amount                                           -                       -
Additions to Reserve Account (for Accumulation Account)                                 172.51                       -
Additions to Reserve Account                                                                 -                       -
Releases from Reserve Account                                                                -                       -
                                                                             -----------------
Ending Reserve Account Balance                                               $   46,681,183.13
                                                                             =================     -------------------

Reserve Account Floor                                                        $   23,340,336.66

Early Amortization Trigger:
Reserve Account Balance is less than the Specified Reserve Account Balance for Two Consecutive Months

PRECEDING COLLECTION PERIOD
Specified Reserve Account Balance                                            $   46,680,673.33
Reserve Account Balance                                                      $   46,680,673.33

CURRENT COLLECTION PERIOD
Specified Reserve Account Balance                                            $   46,681,010.62
Reserve Account Balance                                                      $   46,681,010.62

----------------------------------------------------------------------------------------------------------------------
PART VII.  ACCUMULATION ACCOUNT
----------------------------------------------------------------------------------------------------------------------

Beginning Accumulation Account Balance                                       $      205,558.07
Accumulation Account Interest                                                           337.29
Release of Accumulated Balance                                                      205,895.36
Deposit to Accumulation Account                                                     103,491.89
                                                                             -----------------
Ending Accumulation Account Balance                                          $      103,491.89
                                                                             =================

Early Amortization Trigger:
Accumulation Account exceeds 1.00% of the Initial Aggregate Discounted Principal Balance

Accumulation Account as a % of Initial Aggregate Discounted Prinicipal
Balance                                                                                 0.0033%

----------------------------------------------------------------------------------------------------------------------
PART VIII.  CARRYOVER SHORTFALL
----------------------------------------------------------------------------------------------------------------------
                                                                                                     PER $1000 OF
                                                                                                   ORIGINAL PRINCIPAL
                                                                                                  --------------------
Noteholders' Interest Carryover Shortfall                                    $               -                       -
Noteholders' Principal Carryover Shortfall                                   $               -                       -
Certificateholders' Interest Carryover Shortfall                             $               -                       -
Certificateholders' Principal Carryover Shortfall                            $               -                       -
                                                                                                   -------------------
----------------------------------------------------------------------------------------------------------------------
PART IX.  CHARGE OFF AND DELINQUENCY RATES
----------------------------------------------------------------------------------------------------------------------

CHARGE OFF RATE                                    AVERAGE RECEIVABLES        CREDIT REPURCHASES         LOSS RATE
                                                 ----------------------       ------------------      ---------------
February                                             $ 3,245,071,999.67          $ 191,337.94                0.070755
January                                              $ 3,195,522,443.59           $ 43,840.59                0.016463

Two Month Average Loss Rate                                                                                  0.043609
DELINQUENCY RATE                                     TOTAL ACCOUNTS           ACCOUNTS OVER 60         % DELINQUENT
                                                 ----------------------       ----------------        ---------------
February                                                        170,048                   248                0.145841
January                                                         162,801                   276                0.169532

           Two Month Average Delinquency Rate                                                                0.157687
